UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)  The Report to Shareholders is attached herewith.

New Alternatives Fund
A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
ALTERNATIVE ENERGY AND THE ENVIRONMENT
SEMI-ANNUAL
FINANCIAL REPORT
INVESTOR SHARES: NAEFX
CLASS A SHARES: NALFX
June 30, 2023
(Unaudited)
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.
THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 534456	Pittsburgh, PA 15253	(800) 441-6580	(610) 382-7819
Overnight Address	500 Ross Street	Pittsburgh, PA 15262
Foreside Funds Distributors LLC	3 Canal Plaza, Suite 100	Portland, ME 04101
Recycled Paper

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
Dear Shareholders,
We are halfway through 2023, but it already appears that it will likely be the hottest year since records have been kept. At the same time, as countries recover from the economic downturn brought on by the COVID pandemic, fossil fuel use has increased to new highs. Oil and gas companies are reporting record profits and seem to be taking the opportunity to press for a renewed “climate” for expanding their footprint in global energy use.
Renewable energy development continues to increase creating a scenario where there is greater competition for investment dollars. We are marking one year since the enactment of the Inflation Reduction Act (IRA) in the U.S. While this heralded legislation was projected to provide a major boost to clean energy development, it also included provisions for easing some restrictions on fossil fuel production, all in the name of energy security. Russia’s war in Ukraine continues to effect European energy markets in a similar fashion. The cut back on reliance on natural gas from Russia has hastened greater development of renewable energy and energy efficiency projects but has also led to an increased use of coal and gas from other sources to maintain necessary electric power across the region.
Some sectors of the economy, such as consumer goods and health care, have experienced a period of recovery in the first half of 2023. The sectors represented in New Alternatives Fund’s portfolio have been a mixed bag. On one hand, the IRA signaled increased government support for renewable development and encouraged private investment to follow suit. At the same time, the Federal Reserve’s interest rate hikes to forestall inflation levels has severely cut into the already thin financial margins experienced by many of the companies held in the Fund.
Adding to this, there is a marked disconnect between rising public acceptance of the perils the world faces from climate change and the reaction of investment markets and governments. Economic volatility is matched by political volatility, both here and abroad. Conservative political forces question both the science of our imperiled environment and the necessity to provide much higher levels of investment support to create the infrastructure to run the world’s economy on renewable energy. We seem to be stuck in a “two steps forward, one step backward” scenario at a time when most climate scientists agree that we need to be moving at a “three steps forward” pace.
Fund Performance: The Fund’s Class A Shares had a total return of 1.78 percent and the Investor Shares had a total return of 1.65 percent for the period between January 1, 2023 through June 30, 2023.
The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $70.57 on December 31, 2022, and closed at $71.83 on June 30, 2023. The NAV of New Alternatives Fund’s Investor Shares was $70.21 on December 31, 2022, and closed at $71.37 on June 30, 2023. The Fund’s net assets increased from $378,630,909 on December 31, 2022, to $380,597,602 on June 30, 2023. This increase of $1,966,693 was due primarily to an appreciation in the share prices of the Fund holdings.

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
Approximately 29.9 percent of the Fund’s investments on June 30, 2023, were in U.S. based companies, including 4.4 percent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 46.3 percent of the Fund’s holdings, with 33 percent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included: Canada/Bermuda: 16.5 percent; Asia/Oceana (Japan, China, New Zealand, Australia): 7.3 percent. More details on this are contained on the chart on page 13.
The Fund’s largest sector, at 40.3 percent of holdings—Renewable Energy Power Producers and Developers—with 14 companies, was a primary contributor to our overall performance from January 1 to June 30, 2023. These companies, with a few exceptions, lost between 24.17 percent (Manawa Energy Ltd.; New Zealand) and 4.17 percent (Orron Energy AB; Sweden) of their share value. Despite these losses, most of these companies continue to pay regular dividends and expand their renewable power developments. The companies in this group that experienced a gain in their share price during the period from January 1 to June 30, 2023, were Brookfield Renewable Corp. (Canada), which gained 14.45 percent; Brookfield Renewable Partnership LP (Bermuda/Canada), up 16.38 percent; Orsted A/S (Denmark), which was up 4.35 percent; and TransAlta Renewables, Inc. (Canada), up 3.98 percent.
The next largest segment of Fund holdings is Utilities, comprising 24.3 percent as of June 30, 2023. This area of investment was essentially flat for the period between January 1 and June 30, 2023. The total gain in this sector was $184,936. Of the 9 utility companies we hold, 5 went up in share price and 4 decreased. The gainers were: Algonquin Power & Utilities Corp., which was up 26.69 percent; Enel SpA (Italy), up 25.1 percent; Infratil Ltd. (New Zealand), up 13.46 percent; Iberdrola SA (Spain), up 11.45 percent; and Hydro One Ltd. (Canada), up 6.65 percent. The companies who experienced a share value loss were: Eversource Energy, which went down by 15.41 percent; Avangrid, Inc., down 12.33 percent; EDP SA (Portugal), down 9.22 percent; and American Water Works, which decreased by 6.34 percent.
Our best performing sectors for this period have been Solar Photovoltaic (PV), Energy Conservation, Energy Management and Energy Conservation and Water Systems. Taken together, these investments comprise just under 20 percent of the Fund’s assets, so they do not “move the needle” as much as the Utilities and Renewable Power Producers. We have been slowly increasing our investments in these areas. Within these sectors the best performing shares from January 1 to June 30, 2023 were: Canadian Solar, Inc. (Canada), up 25.21 percent; Carrier Global Corp., up 20.51 percent; Owens Corning, Inc., up 52.99 percent; ABB Ltd. (Switzerland), up 28.86 percent; Fluence Energy, Inc., up 55.34 percent; Panasonic Holdings Corp. (Japan), up 46.59 percent; Veolia Environnement SA (France), up 23.6 percent; and QuantumScape Corp., up 40.92 percent.
The strongest company share price growth in the remaining sectors for the first six months of 2023 came from BYD Co. LTD (China), which rose 30.55 percent; Sims Ltd. (Australia), up 22.04 percent; and Siemens AG (Germany), up 19.95 percent. Some of the corporations that racked up share declines in the period were: Hannon Armstrong Sustainable Infrastructure Capital, Inc.,

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
down 13.73 percent; Signify NV (Netherlands), down 16.61 percent; Northland Power, Inc. (Canada), down 23.8 percent; and Innergex Renewable Energy, Inc. (Canada), which went down 22.28 percent.
Portfolio Holdings and Changes: We made two additions to the Fund’s portfolio during the period from January 1 to June 30, 2023. The first was Energias de Portugal SA, also known as EDP. EDP is a Portugal-based electric utility, renewable power, and infrastructure developer. It is the parent company of EDP Renovaveis, which is its primary renewable power generation arm. EDP is one of the largest international developers of wind, solar and hydro power with operations in numerous countries in North and South America, Europe and Asia.
Our other addition was Orron Energy AB, a relatively small, Sweden-based wind and hydro power developer operating primarily in Scandinavia. In addition to acquiring and operating electric generation projects in Sweden, Norway and Finland, the company is expanding operations in other parts of Europe.
Shortly after the close of the second quarter, the buyout of wind turbine manufacturer, Siemens Gamesa Renewable Energy, by Siemens Energy AG, was finalized. The Fund’s shares were liquidated, and the operations of Siemens Gamesa were absorbed into Siemens Energy. We chose not to buy shares in Siemens Energy due to the company’s continued operation and development of oil and gas assets, despite its extensive renewable exposure. We have, however, maintained our position in the main parent company, Siemens AG, which is continuing to expand renewable power generation. Siemens AG is also a major international manufacturer of energy management and conservation equipment and operating systems.
The Fund enjoyed a relatively robust first quarter of 2023, finishing with a gain of 4.77 percent for our Class A Shares and 4.7 percent for Investor Shares as of March 31, 2023. As the second quarter progressed, the broader markets and the Fund began a retreat from the year’s high point. While we finished this period with a modest positive return for the year-to-date, we experienced a bigger drop in the share prices of many of the Fund’s positions, as illustrated earlier in this letter.
We have been using this period of share value downturn as a buying opportunity. Between January 1 and June 30, 2023, we added shares of Atlantica Sustainable Infrastructure PLC (United Kingdom), EDP Renovais SA (Spain/Portugal), NextEra Energy Partners LP, TransAlta Renewables, Inc. (Canada), Algonquin Power & Utilities Corp., Avangrid, Inc., Owens Corning, Inc., Signify NV (Netherlands), Hannon Armstrong Sustainable Infrastructure Capital, Inc., Xylem, Inc, and Fluence Energy, Inc. Also, France based water utility and systems developer Veolia Environnement SA performed a 2:1share split which changed our holding from 475,000 to 950,000 shares.
Earlier in the year, we sold off some shares of Siemens Gamesa ahead of the announced delisting. The company’s stock was trading at about the same price as the buyout offering and, at that point, we were unsure of the payout timing, so we decided to take some cash out to deploy elsewhere. We also sold some shares of Vestas Wind Systems. While it continues to be one of the dominant wind turbine

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
manufacturers in the world, it has been plagued recently by maintenance issues with some of its turbine models, along with increased materials costs and ongoing supply chain backlogs. Additionally, we trimmed the Fund’s positions in Enel SpA and Iberdrola SA for portfolio balance.
Shortly after the close of the second quarter, TransAlta Corp., the parent company of Canadian renewable power developer TransAlta Renewables, Inc., announced that it would buy out the remaining shares of the renewable subsidiary and incorporate it into TransAlta’s overall operation. TransAlta Renewables shareholders will be offered the opportunity to convert their shares to those of the parent corporation or take a cash buyout currently set at $13 Canadian per share. As it gets closer to the buyout date, we will consider whether a continued investment in TransAlta Corp. is consistent with the Fund’s purposes, or whether we will take the sale and redeploy the investment in other companies.
In the Fund’s 2022 Annual Report, we discussed our reservations about Brookfield Renewable Partners/Corporation’s acquisition of a major stake in Westinghouse Electric Company for their nuclear power maintenance and development operations. At the time, we stated our intention to reduce our Brookfield holdings due to this action. In the last half of 2022 we did, indeed, sell off a significant amount of our shares. In the first six months of this year, we made additional sales of our Brookfield stake. As the Fund’s investment advisors, we continue to believe that nuclear power is not a technology that should be expanded as part of energy development to fight climate change. We would not make a direct investment in a company in this sector. The fact that the Brookfield companies continue to expand their renewable energy projects and remain as a major driver of clean energy production internationally has led us to take a cautionary approach. As is the case with several other companies in the Fund portfolio that continue to operate some legacy fossil fuel assets, we find ourselves considering whether Brookfield’s contributions to renewable energy are more beneficial than their involvement in nuclear power is potentially harmful. We may continue to trim our Brookfield holdings for this and other business reasons, but it will be a measured process and it is unlikely that we will totally remove Brookfield from the Fund soon, if ever. On June 30, 2022, the two Brookfield entities comprised 8.9 percent of the Fund’s holdings; one year later, on June 30, 2023, this share was down to 5.8 percent.
Looking Ahead: In the period from January 1 to June 30, 2023, the Fund experienced a net decrease of 44,097 Class A Shares and a net decrease of 22,465 Investor Shares. These redemptions created a net capital outflow of $3,223,416 for Class A Shares and $1,633,874 for the Investor Shares.
As we noted at the beginning of this letter, public awareness of climate change and the need for aggressive solutions to arrest the destructive effects are growing. At the same time, conservative political forces and entrenched fossil fuel interests are pushing back against the changes that the world must make to address this existential threat. The IRA was a partial step toward moving us in the necessary direction, but it will be several years before any significant change can be realized as a

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
result. We are currently faced with a growing campaign against so called “wokeness” that advocates for policies that restrict environmental considerations in both public and private economic development.
For example, New Alternatives Fund is included on a list of several dozen investment firms and several hundred mutual funds published by the office of the Texas State Comptroller that are prohibited from receiving investments from state government entities, such as public employee retirement funds, because we “boycott energy companies.” This legislation, which is being considered in several states, was prepared by a conservative legal foundation which provides model bills to state and local legislatures around the country to prohibit progressive policies on a variety of issues. This status, in which we take pride, does not affect most individual and private investment, but it can certainly create hesitancy for some investors who may not want to be labeled with a particular political position.
The Fund’s investments and portfolio composition may expose us to greater volatility in the current economic period. Just as we experienced greater appreciation of assets for several years in 2019 and 2020, we may be experiencing a current period of reduced returns. Our approach has always been to maintain a long-term commitment to our investments. As we enter our 41st year, we hold on to our original concept of investing in those companies that we believe are the strongest in developing the resources and technology to provide efficient and sustainable energy for the future.
We continue to encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.
Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373. Please note that the mailing address for new account applications has changed effective March 2023 and is as follows;
New Alternatives Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534456
Pittsburgh, PA 15253-4456

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
For Overnight mail:
New Alternatives Fund
c/o BNY Mellon Investment Servicing (US) Inc.
Attn: 534456
AIM 154-0520
500 Ross Street
Pittsburgh, PA 15262
David Schoenwald
Murray Rosenblith
Kate Don Angelo
August 17, 2023
The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.
Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.
“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.
Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

NEW ALTERNATIVES FUND
FUND EXPENSE EXAMPLE
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2023) and held for the entire six months ended June 30, 2023.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2023” to estimate the expenses you paid on your account during this period.
Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND
FUND EXPENSE EXAMPLE
(Unaudited)
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Six Months Ended June 30, 2023
Class A Shares *
Actual	$1,000.00	$1,017.80	$4.50
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,020.33	$4.51

Investor Shares **
Actual	$1,000.00	$1,016.50	$5.75
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 0.90%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of 1.78% for the six-month period of January 1, 2023 to June 30, 2023.
**	Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.15%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of 1.65% for the six-month period of January 1, 2023 to June 30, 2023.

NEW ALTERNATIVES FUND
SUMMARY OF SCHEDULE OF INVESTMENTS
June 30, 2023
(Unaudited)
Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	40.3%	$153,469,511
Wind Turbines	4.1	15,561,396
Solar Photovoltaic	0.8	3,153,850
Utilities	24.3	92,461,661
Energy Conservation	6.6	25,045,386
Energy Management	6.2	23,684,778
Water Systems	4.7	17,939,500
Sustainable Energy Financial Services	4.3	16,250,000
Transportation	2.4	9,173,000
Energy Storage	1.4	5,351,250
Recycling & Waste Management	0.4	1,301,250
Certificates of Deposit	0.1	300,000
Other Assets in Excess of Liabilities	4.4	16,906,020
Net Assets	100.0%	$380,597,602
Top Ten Portfolio Issuers
June 30, 2023
(Unaudited)
Name	% of Net Assets
Iberdrola SA (Spain)	5.5%
Enel SpA (Italy)	5.3
NextEra Energy Partners LP	4.9
Clearway Energy, Inc., Class A	4.4
EDP Renovaveis SA (Spain/Portugal)	4.4
Orsted A/S (Denmark)	4.3
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	4.3
Veolia Environnement SA (France)	4.0
Avangrid, Inc.	3.8
Acciona SA (Spain)	3.8
Total Top Ten	44.7%
Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
June 30, 2023
(Unaudited)
	Shares	Value
COMMON STOCKS − 95.5%
Alternate Energy — 45.2%*
Renewable Energy Power Producers & Developers — 40.3%
Acciona SA (Spain)	85,000	$ 14,413,661
Atlantica Sustainable Infrastructure PLC (United Kingdom)**	550,000	12,892,000
Boralex, Inc., Class A (Canada)	125,000	3,403,472
Brookfield Renewable Corp., Class A (Canada)	375,000	11,820,000
Brookfield Renewable Partners LP (Bermuda/Canada)***	350,000	10,321,500
Clearway Energy, Inc., Class A	625,000	16,875,000
EDP Renovaveis SA (Spain/Portugal)	836,000	16,689,489
Innergex Renewable Energy, Inc. (Canada)	1,250,000	11,600,000
Manawa Energy Ltd. (New Zealand)	650,000	1,974,580
NextEra Energy Partners LP**,***	320,000	18,764,800
Northland Power, Inc. (Canada)	325,000	6,748,300
Orron Energy AB (Sweden)****	250,000	262,741
Orsted A/S (Denmark)	175,000	16,536,968
TransAlta Renewables, Inc. (Canada)	1,300,000	11,167,000
		153,469,511
Solar Photovoltaic — 0.8%
Canadian Solar, Inc. (Canada)****	65,000	2,514,850
Shoals Technologies Group, Inc., Class A****	25,000	639,000
		3,153,850
Wind Turbines — 4.1%
Siemens Gamesa Renewable Energy SA (Spain)****	250,000	4,924,040
Vestas Wind Systems A/S (Denmark)****	400,000	10,637,356
		15,561,396
Total Alternate Energy		172,184,757
Utilities — 24.3%
Algonquin Power & Utilities Corp. (Canada)	200,000	1,652,000
American Water Works Co., Inc.	25,000	3,568,750
Avangrid, Inc.	385,000	14,506,800
EDP - Energias de Portugal SA (Portugal)	300,000	1,465,263
Enel SpA (Italy)	3,000,000	20,191,565
Eversource Energy	200,000	14,184,000
Hydro One Ltd. (Canada)	125,000	3,571,429
Iberdrola SA (Spain)	1,600,000	20,863,744
Infratil Ltd. (New Zealand)	2,000,000	12,458,110
		92,461,661
Energy Conservation — 6.6%
Carrier Global Corp.	50,000	2,485,500
Johnson Controls International PLC (Ireland)	50,000	3,407,000
Owens Corning, Inc.	35,000	4,567,500
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023
(Unaudited)
	Shares	Value
Signify NV (Netherlands)	350,000	$ 9,803,886
Trane Technologies PLC (Ireland)	25,000	4,781,500
		25,045,386
Energy Management — 6.2%
ABB Ltd. (Switzerland) SP ADR	50,000	1,962,500
Siemens AG (Germany)	65,000	10,819,357
Terna-Rete Elettrica Nazionale SPA (Italy)	1,280,000	10,902,921
		23,684,778
Water Systems — 4.7%
Veolia Environnement SA (France) ADR	950,000	15,124,000
Xylem, Inc.	25,000	2,815,500
		17,939,500
Sustainable Energy Financial Services — 4.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	650,000	16,250,000
		16,250,000
Transportation — 2.4%
BYD Co. Ltd. (China) ADR	130,000	8,339,500
Shimano, Inc. (Japan) ADR	50,000	833,500
		9,173,000
Energy Storage — 1.4%
Fluence Energy, Inc.****	75,000	1,998,000
Panasonic Holdings Corp. (Japan) ADR	225,000	2,754,000
QuantumScape Corp.****	75,000	599,250
		5,351,250
Recycling & Waste Management — 0.4%
Sims Ltd. (Australia) SP ADR	125,000	1,301,250
		1,301,250
Total Common Stocks (Cost $319,202,327)		363,391,582
	Par
CERTIFICATES OF DEPOSIT − 0.1%
Socially Concerned Banks — 0.1%
Alternatives Federal Credit Union 1.25% due 03/13/24	$ 200,000	200,000
Self Help Credit Union 3.15% due 12/30/23	100,000	100,000
Total Certificates of Deposit (Cost $300,000)		300,000
Investments in Securities (Cost $319,502,327) — 95.6%		363,691,582
Other Assets in Excess of Liabilities — 4.4%		16,906,020
Net Assets — 100.0%		$380,597,602
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023
(Unaudited)
*	See (Note 8).
**	These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).
***	Master Limited Partnership
****	Non-income producing security.
ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2023
(Unaudited)
Country Portfolio Issuers
(Unaudited)
Country	% of Net Assets
United States	25.5%
Canada	16.5
Spain	15.0
Italy	8.2
Denmark	7.1
France	4.0
New Zealand	3.8
United Kingdom	3.4
Germany	2.8
Netherlands	2.6
China	2.2
Ireland	2.2
Japan	0.9
Switzerland	0.5
Portugal	0.4
Australia	0.4
Sweden	0.1
Other Assets/Liabilities	4.4
100.0%
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023
(Unaudited)
ASSETS
Investment securities at fair value (cost: $319,502,327) (Notes 2A & 7)	$363,691,582
Cash	16,208,920
Receivables:
Capital shares subscribed	334,926
Dividends	419,556
Tax reclaims (Note 2D)	688,018
Prepaid insurance and registration	41,424
Total Assets	381,384,426
LIABILITIES
Payables:
Due to custodian in foreign currency (cost: $1,733)	1,729
Capital shares reacquired	441,275
Management fees	168,447
Transfer agent fees	41,901
Professional fees	35,706
Custodian fees	26,360
Postage and printing fees	16,244
12b-1 fees	4,576
Accrued expenses and other liabilities	50,586
Total Liabilities	786,824
Net Assets	$380,597,602
ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$330,011,788
Total distributable earnings	50,585,814
Net Assets	$380,597,602
Class A Shares:
Net Assets	$358,750,383
Net asset value and redemption price per share ($358,750,383/4,994,143) shares of outstanding beneficial interest, unlimited authorization, no par value	$ 71.83
Maximum offering price per share (100/96.50 of $71.83)	$ 74.44
Investor Shares:
Net Assets	$ 21,847,219
Net asset value, offering and redemption* price per share ($21,847,219/306,096) shares of outstanding beneficial interest, unlimited authorization, no par value	$ 71.37
* Redemption fee may apply (Note 1)
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2023
(Unaudited)
Investment Income:
Dividends (net of $714,123 foreign taxes withheld)	$ 7,587,331
Interest	780
Total Investment Income	7,588,111
Expenses:
Management fees (Note 4)	1,026,494
Transfer agent fees	258,325
Administration and accounting fees	153,767
Legal fees	64,378
Custodian fees	72,710
Registration fees	36,365
Compliance service fees	33,121
Postage and printing fees	35,061
Trustees fees (Note 5)	19,304
Audit fees	12,063
12b-1 fees (Investor Shares) (Note 4)	28,532
Insurance fees	8,108
Other expenses	13,094
Total Expenses	1,761,322
Net Investment Income	5,826,789
Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Realized Gain from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	3,564,447
Net realized gain from foreign currency transactions	1,698
Net Realized Gain	3,566,145
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(2,579,247)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	10,296
Net change in unrealized appreciation/(depreciation)	(2,568,951)
Net Realized and Unrealized Gain on Investments and Foreign Currency Related Translations	997,194
Net Increase in Net Assets Resulting from Operations	$ 6,823,983
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Investment Activities:
Net investment income	$ 5,826,789	$ 3,799,036
Net realized gain from investments and foreign currency transactions	3,566,145	12,639,746
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(2,568,951)	(89,182,160)
Net increase/(decrease) in net assets resulting from operations	6,823,983	(72,743,378)
Distributions to Shareholders from distributable earnings:
Class A Shares	—	(15,828,844)
Investor Shares	—	(967,717)
Total distributions to shareholders from distributable earnings	—	(16,796,561)
Distributions to Shareholders from return of capital:
Class A Shares	—	(31,297)
Investor Shares	—	(1,539)
Total distributions to shareholders from return of capital	—	(32,836)
Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions (Note 3)	(4,857,290)	11,941,339
Total Increase/(Decrease) in Net Assets	1,966,693	(77,631,436)
Net Assets:
Beginning of the period	378,630,909	456,262,345
End of the period	$380,597,602	$378,630,909
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
For a share outstanding throughout each year
Class A Shares	(Unaudited) Six Months Ended June 30,	For the Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value at the beginning of period	$ 70.57	$ 87.80	$ 97.00	$ 62.92	$ 48.48	$ 55.54
Investment Operations
Net investment income*	1.10	0.75	0.34	0.26	0.09	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.16	(14.71)	(5.03)	38.60	17.84	(3.94)
Total from investment operations	1.26	(13.96)	(4.69)	38.86	17.93	(3.85)
Distributions
From net investment income	—	(0.80)	(0.48)	(0.07)	(0.26)	(0.33)
From net realized gains	—	(2.46)	(3.90)	(4.71)	(3.23)	(2.88)
From return of capital	—	(0.01)	(0.13)	—	—	—
Total distributions	—	(3.27)	(4.51)	(4.78)	(3.49)	(3.21)
Net asset value at end of period	$ 71.83	$ 70.57	$ 87.80	$ 97.00	$ 62.92	$ 48.48
Total return (Sales load not reflected)	1.78%	(15.93)%	(4.79)%	61.76%	36.98%	(6.93)%
Net assets, end of the period (in thousands)	$ 358,750	$ 355,564	$ 428,017	$ 404,594	$ 228,348	$ 170,699
Ratio of expenses to average net assets	0.90%**	0.89%	0.85%	0.96%	1.08%	1.12%
Ratio of net investment income to average net assets	3.04%**	0.96%	0.36%	0.36%	0.16%	0.17%
Portfolio turnover	3.09%	9.21%	8.75%	20.34%	18.78%	17.77%
Number of shares outstanding at end of the period	4,994,143	5,038,240	4,875,026	4,171,206	3,629,088	3,520,688
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Annualized
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
For a share outstanding throughout each year
Investor Shares	(Unaudited) Six Months Ended June 30,	For the Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value at the beginning of period	$ 70.21	$ 87.35	$ 96.52	$ 62.74	$ 48.36	$ 55.41
Investment Operations
Net investment income/(loss)*	1.00	0.55	0.11	0.08	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.16	(14.62)	(5.00)	38.41	17.79	(3.92)
Total from investment operations	1.16	(14.07)	(4.89)	38.49	17.74	(3.96)
Distributions
From net investment income	—	(0.60)	(0.25)	—	(0.13)	(0.21)
From net realized gains	—	(2.46)	(3.90)	(4.71)	(3.23)	(2.88)
From return of capital	—	(0.01)	(0.13)	—	—	—
Total distributions	—	(3.07)	(4.28)	(4.71)	(3.36)	(3.09)
Net asset value at end of period	$ 71.37	$ 70.21	$ 87.35	$ 96.52	$ 62.74	$ 48.36
Total return	1.65%	(16.14)%	(5.02)%	61.35%	36.68%	(7.15)%
Net assets, end of the period (in thousands)	$ 21,847	$ 23,067	$ 28,245	$ 23,232	$ 6,114	$ 3,671
Ratio of expenses to average net assets	1.15%**	1.14%	1.10%	1.21%	1.33%	1.37%
Ratio of net investment income/(loss) to average net assets	2.79%**	0.71%	0.11%	0.11%	(0.09)%	(0.08)%
Portfolio turnover	3.09%	9.21%	8.75%	20.34%	18.78%	17.77%
Number of shares outstanding at end of the period	306,096	328,561	323,368	240,704	97,453	75,901
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Annualized
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2023, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.
2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.
A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.
Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.
If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Fund’s investment advisor as "valuation designee" under methods established by and under the general supervision of the Trust’s Board of Trustees. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investments. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. On a quarterly basis, the valuation designee's fair value determinations will be reviewed by the Board of Trustees. The Fund does not invest in unlisted securities.
The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets carried at fair value:
	Total Value at 06/30/2023	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy	$ 172,184,757	$ 163,857,245	$ 8,327,512	$ —
Utilities	92,461,661	88,890,232	3,571,429	—
Energy Conservation	25,045,386	25,045,386	—	—
Energy Management	23,684,778	23,684,778	—	—
Water Systems	17,939,500	17,939,500	—	—
Sustainable Energy Financial Services	16,250,000	16,250,000	—	—
Transportation	9,173,000	9,173,000	—	—
Energy Storage	5,351,250	5,351,250	—	—
Recycling & Waste Management	1,301,250	1,301,250	—	—
Certificates of Deposit	300,000	—	300,000	—
Total	$ 363,691,582	$ 351,492,641	$ 12,198,941	$ —
At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at June 30, 2023, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period.
B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Such gains or losses are included in net realized gain or loss from currency transactions on the Statement of Operations.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.
D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. The Fund may be subject to foreign taxes on

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
income, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. The Fund applies for refunds where available. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class. Non-cash dividends, if any, are recorded at the fair market value of the asset received.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.
F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.
3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2023, the Fund’s total shares outstanding were 5,300,239. Aggregate paid-in capital including reinvestment of dividends was $330,011,788. Transactions in shares of beneficial interest were as follows:
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	232,289	$ 16,939,857	596,474	$ 47,047,178
Reinvestment of distributions	—	—	194,581	13,852,253
Redemptions	(276,386)	(20,163,273)	(627,841)	(49,275,765)
Net Increase (Decrease)	(44,097)	$ (3,223,416)	163,214	$ 11,623,666
	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	13,167	$ 953,029	99,879	$ 7,743,767
Reinvestment of distributions	—	—	12,259	868,194
Redemptions	(35,632)	(2,586,903)	(106,945)	(8,294,288)
Net Increase (Decrease)	(22,465)	$ (1,633,874)	5,193	$ 317,673
Total Net Increase (Decrease)	(66,562)	$ (4,857,290)	168,407	$ 11,941,339

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For its investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly, in arrears. The Fund incurred management fees of $1,026,494 for the six months ended June 30, 2023.
The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers and owners of Accrued Equities.
Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2023 was $12,363 and the amounts received by the Distributor and Accrued Equities were $4,121 and $8,242, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2023, the Distributor and Accrued Equities received $2,834 and $12,227 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.
Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2023, 12b-1 Fees of $28,532 were accrued by the Investor Shares of the Fund.
The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.
5) TRUSTEES’ FEES – For the six months ended June 30, 2023, the Fund paid trustees’ fees of $19,304 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
For the six months ended June 30, 2023, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and owners of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.
6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2023, the aggregate cost of securities purchased totaled $11,342,205. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2023 was $11,696,627.
7) FEDERAL INCOME TAX INFORMATION – At June 30, 2023, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Cost of investments for tax purposes	$319,502,327
Unrealized appreciation for tax purposes	$ 71,084,272
Unrealized depreciation for tax purposes	(26,895,017)
Net unrealized appreciation on investments and foreign currency translation	$ 44,189,255

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
The tax character of distributions paid during 2022 and 2021was as follows:
Distributions paid from:	2022	2021
Ordinary Income	$ 4,113,084	$ 2,737,286
Long-Term Capital Gains	12,683,477	19,058,007
Return of Capital	32,836	636,967
	$16,829,397	$22,432,260
For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.
As of December, 31 2022, the components of distributable earnings (deficit) on a tax basis were as follows:
Net Unrealized Appreciation on Investments and Foreign Currency Translations	$43,761,831
$43,761,831
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
8) RISKS - Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.
Concentration – Under normal market conditions, at least 25% of the Fund’s total asset will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments. As of June 30, 2023, the Fund had 45.2% of its net assets invested in Alternative Energy companies.
COVID-19 – Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2023
(Unaudited)
affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.
9) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) in the Fund documents filed with the SEC on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.
2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC's website at http://www.sec.gov.
3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund (the “Fund”). The Board of Trustees most recently approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting of the Board of Trustees held on March 16, 2023. The March 16, 2023 meeting was called, in part, to act upon the continuance of such Advisory Agreement. At this meeting, the Board of Trustees approved the continuance of such Advisory Agreement for a period of one year beginning March 31, 2023, under the same terms and conditions, including the provision for fees. This approval by the Board of Trustees included the approval by a majority of the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended, and by a majority of the entire Board.
The Advisor serves as the investment adviser to the Fund. The Advisor previously served as the investment adviser to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Class A Shares of the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.
It was noted that the Independent Trustees were represented at this meeting by independent counsel.
 Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a proposed resolution; (iii) a copy of the Advisor’s responses to a request for information necessary to evaluate the terms of the Advisory Agreement renewal (the “Advisor Questionnaire”); (iv) audited financial information for the Advisor for its fiscal year ended December 31, 2022; (v) a copy of the Advisor’s current Form ADV, Part I;

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
(vi) an organizational chart for the Advisor; (vii) a copy of the Advisory Agreement; and (viii) a compliance program certificate.
A copy of the Advisor’s compliance manual was available upon request. At the meeting, the Board was given the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer.
The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.
The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor, its business and its services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund and the Predecessor Company to other, similar mutual funds and to the Fund’s benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees, sales commissions for the sale of the Fund’s shares and Rule 12b-1 fees; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor, such as information concerning its compliance procedures, code of ethics and insurances.
It was noted that during the COVID-19 pandemic, the Advisor established its remote work procedures and was able to provide uninterrupted service to the Fund. Generally, at least one person has been in the office every business day.
Independent counsel reviewed with the Board various sections of the Advisor Questionnaire and the Advisor’s audited financial statements.
The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing March 31, 2023 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund, including the Predecessor Company; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s commencement of operations 40 years ago.
The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that were expected to continue in the future.  Further, the Board considered the Advisor’s personnel assigned to service the Fund. The Board noted the additions to the Advisor’s staff. It was noted that Mr. Rosenblith was a minority shareholder in the Advisor. The Board considered the large increase in assets in the Fund in recent years. The Advisor represented to the Board that the size of the Fund was still manageable by the portfolio management team currently in place. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very good.
The Board considered the performance results of the Fund, including the Predecessor Company, over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group was comprised of two other socially responsible mutual funds with an international scope and a focus on the environment and renewable energy. It was noted that there had been no change in the composition of the industry peer group from the prior year. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because one of the funds in the industry peer group and the broad-based benchmark index do not have sales loads.
Both classes of the Fund’s shares outperformed one of its industry peer group funds for the one-year, five-year and ten-year (or life of the class, if shorter) periods ended December 31, 2022. Both classes of the Fund’s shares underperformed the other industry peer group fund for the one-year and five-year periods ended December 31, 2022, and outperformed that same industry peer group fund for the ten-year (or life of the class, if shorter) periods ended December 31, 2022. Class A Shares, with sales load, underperformed its broad-based benchmark index for the one-year period ended December 31, 2022. Class A Shares, without sales load, and Investor Shares, outperformed their broad-based benchmark index for the one-year period ended December 31, 2022. Both classes of the Fund’s shares outperformed its broad-based benchmark index for the five-year and ten-year (or life of the class, if shorter) period ended December 31, 2022.
The Board considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by the Fund’s industry peer group. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fee rate as Fund assets reached certain levels. The Board also noted that the

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses, without any waivers or expense reimbursements. The Fund’s investment advisory fee, after breakpoints, was 0.53%. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was significantly lower than that of its industry peers. In addition, total annual fund operating expenses of the Fund were comparable to or lower than that of its industry peer group.  Based on the foregoing, the Board determined that the investment advisory fee was appropriate.
The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor was eligible to receive other compensation from the relationship. The Board noted favorably that the Advisor was using its own resources to assist in the sales and marketing activities of the Fund.
The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable.  In addition, the Board noted that the Advisor had no expense limitation commitments with the Fund.
The Board noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, as well as fees from the Investor Shares’ Rule 12b-1 plan. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith, were owners, directors and/or officers of the Advisor, and would benefit by the approval of the investment advisory and sub-distribution agreements, and the continuation of the Rule 12b-1 plan for Investor Shares.
The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.
In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board was determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date	August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date	August 31, 2023

* Print the name and title of each signing officer under his or her signature.